                            MFS(R) GLOBAL EQUITY FUND

            Supplement dated March 1, 2000 to the Current Prospectus


This Supplement describes the fund's Class J Shares, and it supplements certain information in the fund's Prospectus dated March 1, 2000. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

Class J shares are available for purchase only by Japanese investors. Class J shares may only be offered or sold outside the United States and this supplement does not constitute an offer of class J shares to any person who resides within the United States.

1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The table is supplemented as follows:

Average Annual Total Returns as of December 31, 1999:

                                                                    1 Year         5 Years        10 Years
                                                                    ------         -------        --------
    Class J shares                                                  16.66%         17.07%          11.00%
    Morgan Stanley Capital International World Index***+            25.22%         20.22%          11.96%
    Average global fund++                                           35.97%         19.24%          12.40%

----------------------------
+      Source:  Standard & Poor's Micropal, Inc.
++     Source: Lipper Analytical Services, Inc.
*** The Morgan Stanley Capital International (MSCI) World Index is a broad-based, unmanaged, market-capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The fund commenced investment operations on December 29, 1986, with the offering of class B shares and subsequently offered class J shares on July 7, 1999. Class J share performance includes the performance of the fund's class B shares for periods prior to the offering of class J shares. This blended class J performance has been adjusted to take into account the initial sales charge applicable to class J shares rather than the CDSC applicable to class B shares. This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class J shares are lower than those of class B shares, this blended class J share performance is lower than the performance of class J shares would have been had class J shares been offered for the entire period.


2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

     Shareholder Fees (fees paid directly from your investment)

                                                                       Class J
     Maximum Sales Charge (Load) Imposed on Purchase
          (as a percentage of offering price)........................  3.00%(1)

     Maximum Deferred Sales Charge (Load) (as a percentage
          of original purchase price or redemption proceeds,
          whichever is less).........................................   None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

     Management Fees.................................................  1.00%
     Distribution and Service (12b-1) Fees...........................  0.95%
     Other Expenses(2) (3)...........................................  0.42%
                                                                       -----
     Total Annual Fund Operating Expenses............................  2.37%
--------------
(1) Class J shares are sold in Japan through financial institutions. The sales charge (load) paid by an investor differs depending upon the financial institutions through which the investment is made, but will not exceed 3%. These sales charges (loads) are fully disclosed in the fund's Japanese prospectus, which is provided to investors upon sale of the fund's Class J shares.

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and the fund may enter into other similar arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these reductions been taken into account, "Total Annual Fund Operating Expenses" would be 2.35%.

(3)    "Other Expenses" are estimated for the current fiscal year.

         Example of Expenses. The "Example of Expenses" table is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that:

          o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods.

          o Your investment has a 5% return each year and dividends and other distributions are reinvested.

          o    The fund's operating expenses remain the same.

The table is supplemented as follows:

 Share Class          Year 1         Year 3         Year 5         Year 10
 -----------          ------         ------         ------         -------
 Class J shares       $533           $1,017         $1,527          $2,925

3.   DESCRIPTIONS OF SHARE CLASSES

Five classes of shares of the fund currently are offered for sale, class A shares, class B shares, class C shares, class I shares and class J shares. Class A shares, class B shares, class C shares and class I shares are described in the fund's prospectus and are available for purchase by the general public or by certain institutional investors, and class J shares are described below.

         Class J Shares. Class J shares are offered exclusively to Japanese investors through financial institutions in Japan. Class J shares are offered at net asset value plus a maximum initial sales charge as follows:


                                             Sales Charge as Percentage of:

         Amount of Purchase            Offering Price       Net Amount Invested

          All amounts                        3.00%                  3.09%

         Distribution and Service Fees. The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of J shares and the services provided to you by your financial adviser. The class J annual distribution and service fees are equal to 0.95% shares (0.25% service fee and 0.70% distribution fee), and are paid out of the assets of class J. These fees are paid to MFD by the fund, and MFD in turn pays a portion of these fees to dealers.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

         How to Purchase Shares. You can establish an account by having your financial institution process your purchase. The minimum initial investment and the minimum subsequent investment amounts differ depending upon the financial institution through which the investment is made. These minimums are fully disclosed in the fund's Japanese prospectus, which is provided to investors upon sale of the fund's class J shares.

         How to Exchange Shares. Exchanges of class J shares of the fund for class J shares of other MFS funds is permitted only if the funds are sold in Japan through the same distributor and the distributor permits exchanges. Exchange privileges are fully disclosed in the fund's Japanese prospectus, which is provided to investors upon sale of the fund's class J shares.

         How to Redeem Shares. You may withdraw all or any portion of the value of your account on any date the fund is open for business by selling your shares to the fund through a financial institution, who may charge you a fee. If the financial institution receives your order prior to the close of regular trading on the New York Stock Exchange and communicates it to MFS before the close of the business on the same day, you will receive the net asset value calculated on that day, reduced by an amount of any income tax required to be withheld.

5.   INVESTOR SERVICES AND PROGRAMS

         The shareholder services, as described in the Prospectus, do not apply to class J shares, except that shareholders will receive confirmation statements and tax information.

6.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Financial Statements - Class J Shares

                                                                Period Ended
                                                              October 31, 1999*
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period
Income from investment operations#                                 $22.58
                                                                   -------
 Net investment loss                                               $(0.10)
 Net realized and unrealized loss on investments and foreign
   currency                                                         (0.27)
                                                                   -------
   Total from investment operations                                $(0.37)
                                                                   ---------
Net asset value - end of period                                    $22.21
                                                                   -------
Total return                                                        (1.55)%++
Ratios (to average net assets)/Supplemental data:
 Expenses##                                                          2.37%+
 Net investment loss                                                (1.34)%+
Portfolio turnover                                                     92%
Net assets at end of period (000 Omitted)                             $724
---------------------------------------

* For the period from the inception of class J, July 7, 1999, through October 31, 1999.
+    Annualized.
++   Not annualized.
#    Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

                  The date of this Supplement is March 1, 2000.